LONG-TERM PREPAID EXPENSES, NET (Tables)	6 Months Ended
Mar. 31, 2025
LONG-TERM PREPAID EXPENSES, NET
Schedule of long-term prepaid expenses, net

March 31, 2025
Marketing expenses *	$500,000
Subtotal	500,000
Less: accumulated amortization	(62,500)
Long-term prepaid expenses, net	$437,500

*As the marketing work will be conducted by a service provider until December 31, 2026, by which date the Company can benefit from the service, the Company recognize it as a long-term prepaid expense.